UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2011

PALM HARBOR HOMES, INC.
(Exact name of Registrant as Specified in Charter)

Florida	0-24268	59-1036634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15303 Dallas Parkway
Suite 800
Addison, Texas 75001-4600
(972) 991-2422
(Address, including zip code, and telephone numbers,
including area code, of principal executive offices)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Effective April 4, 2011, in connection with the sale of the assets of Palm Harbor Homes, Inc. (the "Company") to a wholly owned subsidiary of Cavco Industries, Inc., Ms. Kelly Tacke, the Company's Chief Financial and Accounting Officer, terminated her employment with the Company to pursue other career opportunities, effective immediately.

Larry Keener, the Company's President and Chief Executive Officer, expressed appreciation for Ms. Tacke's dedication and service to the Company over the last eighteen years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2011	PALM HARBOR HOMES, INC.

/s/ Larry H. Keener Larry H. Keener Chief Executive Officer